Exhibit 10.25.1

FIRST AMENDMENT

TO

AMENDED AND RESTATED PRODUCTS OFFTAKE AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED PRODUCTS OFFTAKE AGREEMENT (this “Amendment”) made as of October 11, 2012 (the “Effective Date”) is entered into by and among Morgan Stanley Capital Group Inc. (“MSCG”), Paulsboro Refining Company LLC (“PRC”) and PBF Holding Company LLC (“PBFH”), each sometimes referred to herein as a “Party” and, collectively, as the “Parties.”

WHEREAS, the Parties are parties to that certain Amended and Restated Products Offtake Agreement dated August 30, 2012 (the “Offtake Agreement”); and

WHEREAS, the Parties desire to amend the term renewal provisions of the Offtake Agreement.

NOW, THEREFORE, in consideration of the premises and the covenants, conditions, and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE 1

DEFINITIONS AND CONSTRUCTION

1.1 Defined Terms. Capitalized terms and references used but not otherwise defined in this Amendment have the respective meanings given to such terms in the Offtake Agreement.

1.2 Headings. All headings herein are intended solely for convenience of reference and shall not affect the meaning or interpretation of the provisions of this Amendment.

1.3 References. Each reference in the Offtake Agreement to “this Agreement”, “herein” or words of like import referring to such Offtake Agreement shall mean and be a reference to the Offtake Agreement, as amended by this Amendment, and “thereunder”, “thereof” or words of like import shall mean and be a reference to the Offtake Agreement, as amended by this Amendment. Any notices, requests, certificates and other documents executed and delivered on or after the date hereof may refer to the Offtake Agreement without making specific reference to this Amendment, but nevertheless all such references shall mean the Offtake Agreement as amended by this Amendment.

ARTICLE 2

AMENDMENTS TO OFFTAKE AGREEMENT

2.1 Section 2.3 of the Offtake Agreement shall be amended by deleting each instance of the word “nine (9)” and replacing it with the word “six (6)”.

2.2 Section 2.3 of the Offtake Agreement shall be further amended by deleting each instance of the date “September 30, 2012” and replacing it with the date “December 31, 2012”.

ARTICLE 3

MISCELLANEOUS

3.1 Effective Date. This Amendment shall be effective as of the Effective Date.

3.2 Scope of Amendment. The Offtake Agreement is amended only as expressly modified by this Amendment. Except as expressly modified by this Amendment, the terms of the Offtake Agreement remain unchanged, and the Offtake Agreement is hereby ratified and confirmed by the Parties in all respects. In the event of any inconsistency between the terms of the Offtake Agreement and this Amendment, this Amendment shall prevail to the extent of such inconsistency.

3.3 Representations and Warranties. Each Party represents and warrants that this Amendment has been duly authorized, executed and delivered by it and that each of this Amendment and the Offtake Agreement constitutes its legal, valid, binding and enforceable obligation, enforceable against it in accordance with its terms, except to the extent such enforceability may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity.

3.4 No Waiver. Except as expressly provided herein, the execution and delivery of this Amendment shall not be deemed or construed to (i) constitute an extension, modification or waiver of any term or condition of the Offtake Agreement, (ii) give rise to any obligation on the part of any Party to extend, modify or waive any term or condition of the Offtake Agreement, or (iii) be a waiver by any Party of any of its rights under the Offtake Agreement, at law or in equity.

3.5 Reaffirmation. Each Party hereby reaffirms each and every representation, warranty, covenant, condition, obligation and provision set forth in the Offtake Agreement, as modified hereby.

3.6 Choice of Law. This Amendment shall be subject to and governed by the laws of the State of New York, excluding any conflicts of law, rule or principle that might refer to the construction or interpretation of this Amendment to the laws of another state.

3.7 Severability. If any Article, Section or provision of this Amendment shall be determined to be null and void, voidable or invalid by a court of competent jurisdiction, then for such period that the same is void or invalid, it shall be deemed to be deleted from this Amendment and the remaining portions of this Amendment shall remain in full force and effect.

3.8 Counterparts; Facsimile Signatures. This Amendment may be executed by the Parties in separate counterparts and delivered by electronic or facsimile transmission or otherwise and all such counterparts shall together constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment effective as set forth herein.

MORGAN STANLEY CAPITAL GROUP INC.

By:	/s/ Martin Mitchell
Name:	Martin Mitchell
Title:	Vice President

PBF HOLDING COMPANY LLC

By:	/s/ Jeffrey Dill
Name:	Jeffrey Dill
Title:	Secretary

PAULSBORO REFINING COMPANY LLC

By:	/s/ Jeffrey Dill
Name:	Jeffrey Dill
Title:	Secretary

[Signature Page to First Amendment to Amended & Restated Paulsboro Offtake Agreement]